As filed with the Securities and Exchange Commission on March 27, 1998
                                                       Registration No. 33-48014




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20449

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                         Pre-Effective Amendment No.                   [ ]


                       Post-Effective Amendment No. 8                  [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                               Amendment No. 9                         [X]

                        (Check appropriate box or boxes)


                    PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5200

                               Bernadette N. Finn
                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                         Copy to: MICHAEL ROSELLA, ESQ.
                                  Battle Fowler LLP
                                  75 East 55th Street
                                  New York, New York 10022
                                 (212) 856-6858

It is proposed that this filing will become effective: (check appropriate box)

             [X] immediately upon filing pursuant to paragraph (b)
             [ ]  on (date)  pursuant  to  paragraph  (b)
             [ ]  60 days after  filing pursuant to paragraph (a)
             [ ]  on (date)  pursuant to paragraph (a) of Rule 485
             [ ]  75 days after filing pursuant to paragraph (a) (2)
             [ ]  on (date)  pursuant to  paragraph  (a) (2) of Rule 485


The Registrant filed a Rule 24f-2 Notice for its fiscal year ended November 30, 1997 on January 12, 1998.

                    PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
                       Registration Statement on Form N-1A

                             CROSS REFERENCE SHEET -
                             Pursuant to Rule 404(c)

PART A
Item No.                                     Prospectus Heading


1.  Cover Page . . . . . . . . . . . . .     Cover Page

2.  Synopsis . . . . . . . . . . . . . .     Introduction; Table of Fees
                                                 and Expenses


3.  Condensed Financial Information. . .     Financial Highlights



4.  General Description of Registrant. .     General Information; Investment
                                             Objectives, Policies and Risks

5.  Management of the Fund . . . . . . .     Management of the Fund; Custodian
                                             and Transfer Agent; Distribution
                                             and Service Plan

5a. Management Discussion of
    Fund Performance . . . . . . . . . .     Management of the Fund


6.  Capital Stock and Other
    Securities . . . . . . . . . . . . .     Description of Common Stock; How to
                                             Purchase and Redeem Shares; General
                                             Information; Dividends and
                                             Distributions; Federal Income Taxes
7.  Purchase of Securities
    Being Offered. . . . . . . . . . . .     How to Purchase and Redeem Shares;
                                             Net Asset Value; Distribution and
                                             Service Plan


8.  Redemption or Repurchase . . . . . .     How to Purchase and Redeem Shares

9.  Legal Proceedings. . . . . . . . . .     Not Applicable

PART B                                       Caption in Statement of
Item No.                                     Additional Information


10. Cover Page . . . . . . . . . . . .       Cover Page

11. Table of Contents. . . . . . . . .       Contents

12. General Information
    and History. . . . . . . . . . . .       Management of the Fund

13. Investment Objectives                    Investment Objectives, Policies and
    and Policies . . . . . . . . . . .       Risks

14. Management of the Fund . . . . . .       Management of the Fund

15. Control Persons and Principal
    Holders of Securities. . . . . . .       Management of the Fund

16. Investment Advisory and                  Management of the Fund;
    Other Services . . . . . . . . . .       Distribution and Service Plan;
                                             Custodian and Transfer Agent;
                                             Expense Limitation

17. Brokerage Allocation . . . . . . .       Investment Objectives, Policies and
                                             Risks

18. Capital Stock and
    Other Securities . . . . . . . . .       Description of Common Stock

19. Purchase, Redemption and                 How to Purchase and Redeem
    Pricing of Securities Being Offered      Shares; Net Asset Value


20. Tax Status . . . . . . . . . . . .       Federal Income Taxes; Pennsylvania
                                             Income Taxes

21. Underwriters . . . . . . . . . . .       Distribution and Service Plan

22. Calculations of Yield Quotations
    of Money Market Funds. . . . . . .       Yield Quotations


23. Financial Statements. . . . . . .        Independent Auditor's Report;
                                             Statement of Net Assets (audited),
                                             dated November 30, 1997;  Statement
                                             of Operations (audited), dated
                                             November 30, 1997; Statement of
                                             Changes in Net Assets (audited) as
                                             of November 30, 1997; Notes  to
                                             Financial Statements

PENNSYLVANIA                                                    600 FIFTH AVENUE
DAILY MUNICIPAL                                             NEW YORK, N.Y. 10020
INCOME FUND                                                       (212) 830-5220


PROSPECTUS
April 1, 1998



Pennsylvania Daily Municipal Income Fund (the "Fund") is an open-end management investment company that is a short-term, tax-exempt, money market fund whose investment objectives are to seek as high a level of current income, exempt from regular Federal income taxes and to the extent possible from Pennsylvania income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that those objectives will be achieved. The Fund is concentrated in the securities issued by Pennsylvania or entities within Pennsylvania and the Fund may invest a significant percentage of its assets in a single issuer. Therefore, an investment in the Fund may be riskier than investment in other types of money market funds. The Fund offers two classes of shares to the general public. The Class A shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Class A shareholders for which they receive compensation from the Manager or the Distributor. The Class B shares of the Fund are not subject to a service fee and either are sold directly to the public or are sold through financial intermediaries that do not receive compensation from the Manager or the Distributor. In all other respects, the Class A and Class B shares represent the same interest in the income and assets of the Fund.


This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Fund at the above address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information and other reports and information regarding the Fund which have been filed electronically with the SEC.


Reich & Tang Asset Management L.P. is a registered investment adviser and acts as investment manager of the Fund. Reich & Tang Distributors, Inc. acts as distributor of the Fund's shares and is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.



An investment in the Fund is neither insured nor guaranteed by the United States Government. The Fund intends to maintain a stable net asset value of $1.00 per share although there can be no assurance that this value will be maintained.


Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


This Prospectus should be read and retained by investors for future reference.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TABLE OF FEES AND EXPENSES


Annual Fund Operating Expenses
(as a percentage of average net assets)
                                                                Class A shares                  Class B shares


Management Fees  (After Fee Waiver)                                     0.00%                            0.00%
12b-1 Fees                                                              0.25%                            0.25%
Other Expenses                                                          0.45%                            0.45%
    Administration Fees  (After Fee Waiver)                0.00%                         0.00%
                                                                  ------------
Total Fund Operating Expenses (After Fee Waiver)                        0.70%                           0.45%



Example                                                       1 year       3 years      5 years     10 years
-------                                                       ------       -------      -------     --------

You would pay the following on a $1,000 investment, assuming 5% annual return
(cumulative through the end of each year):


                                            Class A             $7           $22          $39          $87
                                            Class B             $5           $14          $25          $57



The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The Manager has voluntarily waived a portion of the Management Fees and a portion of the Administration Fees with respect to both Class A and Class B shares. Expense information in the table has been restated to reflect current fees had they been in effect during the previous fiscal year. Absent the fee waivers, the Management Fees and the Administration Fees would be .40% and .21% for both the Class A and Class B shares, respectively. Absent the fee waivers, Total Fund Operating Expenses for the Class A and Class B shares would be 1.31% and 1.06%, respectively.



The figures reflected in this example should not be considered representation of past or future expenses. Actual expenses may be greater or less than those shown above.


                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

The following financial highlights of Pennsylvania Daily Municipal Income Fund has been examined by McGladrey & Pullen LLP, Independent Certified Public Accountants, whose report thereon appears in the Statement of Additional Information and may be obtained by shareholders upon request.


                                                                    Year Ended                          December 16, 1992
                                                                   November 30,                         (Commencement of
Class A                                        ---------------------------------------------------           Sales) to
-------                                           1997          1996          1995          1994        November 30, 1993
                                               ---------     ---------     ---------     ---------      -----------------

Per Share Operating Performance:
(for a share outstanding throughout the period)

Net asset value, beginning of period........   $   1.00      $   1.00      $   1.00      $   1.00            $   1.00
                                               ---------     ---------     ---------     ---------           ---------
Income from investment operations:
  Net investment income.....................       0.030         0.030         0.034         0.024               0.022

Less distributions:
  Dividends from net investment income         (   0.030)    (   0.030)    (   0.034)    (   0.024)          (   0.022)
                                               ---------     ---------     ---------     ---------           ---------
Net asset value, end of period..............   $   1.00      $   1.00      $   1.00      $   1.00            $   1.00
                                               =========     =========     =========     =========           =========
Total Return................................       3.05%         3.01%         3.50%         2.44%               2.28%*

Ratios/Supplemental Data
Net assets, end of period (000).............   $  43,064     $  36,335     $  40,980     $  43,559           $  38,817

Ratios to average net assets:
  Expenses..................................       0.70%         0.68%         0.59%         0.49%               0.22%*
  Net investment income.....................       3.00%         2.97%         3.44%         2.44%               2.26%*
  Management, administration fees
    and shareholder servicing fees waived...       0.49%         0.49%         0.61%         0.68%               0.85%*
  Expenses reimbursed.......................       --            --            --            --                  0.33%*
  Expense offsets...........................       --            0.01%         --            --                  --





                                                                                 October 10, 1996
                                                               Year              (Commencement of
Class B                                                       Ended                 Sales) to
-------                                                  November 30, 1997       November 30, 1996
                                                         -----------------       -----------------

Per Share Operating Performance:
(for a share outstanding throughout the period)

Net asset value, beginning of period.................    $   1.00                $   1.00
                                                         ---------               ---------

Income from investment operations:
  Net investment income..............................        0.033                   0.005

Less distributions:
  Dividends from net investment income...............    (   0.033)              (   0.005)
                                                          --------                --------
Net asset value, end of period.......................    $   1.00                $   1.00
                                                         =========               =========
Total Return.........................................        3.31%                   3.25%*

Ratios/Supplemental Data
Net assets, end of period (000)......................    $     392               $       5

Ratios to average net assets:
Expenses.............................................        0.45%                   0.42%*
Net investment income................................        3.28%                   3.21%*
Management and administration fees waived............        0.49%                   0.27%*
Expense offsets......................................        --                      0.01%*

*Annualized

INTRODUCTION




Pennsylvania Daily Municipal Income Fund (the "Fund") is an open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income, exempt under current law, in the opinion of bond counsel to the issuer at the date of issuance, from regular Federal income tax and, to the extent possible, from Pennsylvania income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal by investing principally in short-term, high quality debt obligations of the Commonwealth of Pennsylvania, Puerto Rico and other U.S. territories, and their political subdivisions as described under "Investment Objectives, Policies and Risks" herein. The Fund also may invest in municipal securities of issuers located in states other than Pennsylvania, the interest income on which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax, but will be subject to Pennsylvania income taxes for Pennsylvania residents.



Interest on certain municipal securities purchased by the Fund may be a preference item for purposes of the Federal alternative minimum tax. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share, although there can be no assurance that this value will be maintained. The Fund intends to invest all of its assets in tax-exempt obligations; however, it reserves the right to invest up to 20% of the value of its net assets in taxable obligations. This is a summary of the Fund's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of the Fund's outstanding shares. Of course, no assurance can be given that these objectives will be achieved.


The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"), which is a registered investment adviser and which currently acts as investment manager or administrator to fifteen other open-end management investment companies. The Fund's shares are distributed through Reich & Tang Distributors, Inc. (the "Distributor"), with whom the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares) pursuant to the Fund's plan adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended (the " 1940 Act"). (See "Distribution and Service Plan".)



On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may, without charge by the Fund, purchase and redeem shares of the Fund's common stock at their net asset value next determined after receipt of the order. An investor's purchase order will be accepted after the payment is converted into Federal Funds, and shares will be issued as of the Fund's next net asset value determination which is made as of 12 noon on each Fund Business Day. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from accumulated net income are declared by the Fund on each Fund Business Day.

The Fund generally pays interest dividends monthly. Net capital gains, if any, will be distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year. All dividends and distributions of capital gains are automatically invested in additional shares of the Fund unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. (See "Dividends and Distributions" herein.)


The Fund intends that its investment portfolio may be concentrated in Pennsylvania Municipal Obligations and Participation Certificates as defined herein. Prospective investors should consider the financial difficulties and pressures which the Commonwealth of Pennsylvania and certain of its municipal subdivisions have undergone. Both the Commonwealth and the City of Philadelphia have historically experienced significant revenue shortfalls. There can be no assurance that the Commonwealth will not experience further declines in economic conditions or that portions of the municipal obligations purchased by the Fund will not be affected by such declines. (See "Pennsylvania Risk Factors" in the Statement of Additional Information.) There are certain risks inherent in the Fund's policies of investing principally in short-term, high quality debt obligations of the Commonwealth of Pennsylvania, Puerto Rico and other U.S. territories, and their political subdivisions and of concentration in the banking industry through its investments in Participation Certificates. (See "Investment Objectives, Policies and Risks" herein.)


The Fund's Board of Trustees is authorized to divide the unissued shares into separate series of beneficial interest, one for each of the Fund's separate investment portfolios that may be created in the future.

INVESTMENT OBJECTIVES,
POLICIES AND RISKS


The Fund is an open-end management investment company that is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income, exempt from regular Federal income tax and, to the extent possible, from Pennsylvania income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


The Fund's assets will be invested primarily (i.e., at least 80% of its net assets) in high quality debt obligations issued by or on behalf of the Commonwealth of Pennsylvania, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in Participation Certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations) in Municipal
Obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular Federal income tax provided the Fund complies with
Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to Federal income taxation, existing law exempts such interest from regular Federal income tax. However, "exempt-interest dividends" may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax (including Participation Certificates in such securities), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's net assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund correctly identified by the Fund as derived from obligations issued by or on behalf of the Commonwealth of Pennsylvania or any Pennsylvania local governments, or their instrumentalities, authorities or districts ("Pennsylvania Municipal Obligations") will be exempt from Pennsylvania income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as other types of obligations that Pennsylvania is prohibited from taxing under the Constitution or the laws of the United States of America or the constitution or laws of Pennsylvania ("Territorial Municipal Obligations") should be exempt from Pennsylvania income tax provided the Fund complies with Pennsylvania law. (See "Pennsylvania Income Taxes" herein.) To the extent suitable Pennsylvania Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to Pennsylvania income tax. However, except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its total assets in Pennsylvania Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time.

Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to Federal, state and local income tax. The Fund will invest more than 25% of its assets in Participation Certificates. The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or; (ii) more than 50% of the outstanding shares of the Fund.


The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments, taxable repurchase agreements and municipal leases. When a new issue of Municipal Obligations is offered on a when-issued basis, the payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. (See "Description of Municipal Obligations: When-Issued Securities" in the Statement of Additional Information.)


Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio. The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the Municipal Obligation does not meet the eligibility criteria, only where the issuer of the stand-by commitment has received a rating which meets the eligibility criteria or, if not rated, presents a minimal risk of default as determined by the Board of Trustees. The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment. See "Description of Municipal
Obligations: Stand-by Commitments" in the Statement of Additional Information.

Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the certain risks including that the seller may fail to repurchase the security. (See "Taxable Securities: Repurchase Agreements" in the Statement of Additional Information.)


Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations, the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers.


The Fund may only purchase securities that have been determined by the Fund's Board of Trustees to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); (ii) Municipal Obligations which are subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act) and which have received a rating from an NRSRO, or such guarantor has received a rating from an NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee (unless, the guarantor, directly or indirectly, controls, is controlled by or is under common control with the issuer or the security subject to the Guarantee); and the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; and (iii) unrated Municipal Obligations determined by the Fund's Board of Trustees to be of comparable quality. In addition, Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Trustees is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the Municipal Obligations or Participation Certificates. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and

"AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. Such instruments may produce a lower yield than would be available from less highly rated instruments.

Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced such that the investment is no longer a First Tier Security or is rated below the minimum required for purchase by the Fund. If this occurs, the Board of Trustees of the Fund shall reassess promptly whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Trustees determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions. The term First Tier Security means any Eligible Security that: (i) is a rated security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations; (ii) is an unrated security that is, as determined by the fund's board of directors, to be of comparable quality; (iii) is a security issued by a registered investment company that is a money market fund; or (iv) is a government security.

In addition, in the event that a security (1) is in default, (2) ceases to be an Eligible Security, (3) is determined to no longer present minimal credit risks or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Trustees that disposal of the security would not be in the best interests of the Fund. In the event that a security is disposed of, such disposal shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any Demand Feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

In view of the "concentration" of the Fund in Participation Certificates, which may be secured by Guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail which include extensive governmental regulation, changes in the availability and cost of capital funds and general economic condition. (See "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information.) Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of the Fund in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.


The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund is subject to further investment restrictions that are set forth in the

Statement of Additional Information. The Fund may not:

1. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.


3. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a Demand Feature exercisable in seven days or less. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

4. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in the banking industry through Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the Investment Company Act of 1940), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a non-controlled person.


5. Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, (ii) as they may be acquired as part of a merger, consolidation or acquisition of assets or (iii) as allowed by 12(d) of the 1940 Act (investments by the Fund in other investment companies subjects that portion of a shareholder's investment to additional fees resulting in a duplication of such fees).

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. Provided, however, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer, unless Municipal Obligations are First Tier Securities.


Notwithstanding the foregoing, the Fund, as a fundamental policy, will comply with any restrictions on portfolio management imposed from time to time by Pennsylvania income tax law in order for dividends on the Fund's shares to be exempt from Pennsylvania income tax. Under current Pennsylvania tax law, the Fund may not trade its portfolio securities for the purpose of seeking profits, but only for the purpose of generating income earnings. Accordingly, in order to comply with current Pennsylvania tax law, the Fund will not vary its investments except to:
(i) eliminate unsafe investments and investments not consistent with the preservation of the Fund's capital or the tax status of the Fund's investments,
(ii) reinvest the earnings from securities in like securities or (iii) defray administrative expenses. In complying with the foregoing restrictions, the Fund may vary its portfolio securities if: (i) there has been an adverse change in a security's credit rating or in that of its issuer or in the Manager's credit analysis of the security or its issuer; (ii) there has been, in the opinion of the Manager, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of Pennsylvania Municipal Obligations, or a change or anticipated change in interest rates; or (iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable, in the opinion of the Manager, the sale of such security or securities in anticipation of the Fund's repurchase of the same or comparable securities at a later date.

RISK FACTORS


The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

The primary  purpose of  investing  in a  portfolio  of  Pennsylvania  Municipal
Obligations is the special tax treatment accorded Pennsylvania resident individual investors. However, payment of interest and preservation of principal are dependent upon the continuing ability of the Pennsylvania issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Pennsylvania issues with those of more diversified portfolios including out-of-state issues before making an investment decision. The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including Participation Certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term Pennsylvania Municipal Obligations. For additional information, please refer to the Statement of Additional Information.


Prospective investors should consider the financial difficulties and pressures which the Commonwealth of Pennsylvania and certain of its municipal subdivisions have undergone. Both the Commonwealth and the City of Philadelphia have historically experienced significant revenue shortfalls. There can be no assurance that the Commonwealth will not experience a further decline in economic conditions or that portions of the Municipal Obligations purchased by the Fund will not be affected by such a decline. The Commonwealth is a party to numerous lawsuits, in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. (See "Pennsylvania Risk Factors" in the Statement of Additional Information.)

MANAGEMENT OF THE FUND

The Fund's Board of Trustees, which is responsible for the overall management and supervision of the Fund, has employed Reich & Tang Asset Management L.P. (the "Manager") to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Trustees to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Trustee and principal officers of the Fund.


The Manager is a Delaware limited partnership with its principal office at 600 Fifth Avenue, New York, New York 10020. As of February 28, 1998 the Manager was investment manager, adviser or supervisor with respect to assets aggregating in excess of $11.28 billion. The Manager acts as manager or administrator of fifteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.

Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.

Reich & Tang Asset Management, Inc. is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13.7% of the outstanding partnership interests of NEICOP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and MetLife merged, with MetLife being the continuing company. MetLife provides a wide range of insurance and investment products and services to individuals and groups and its the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEICOP is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

The recent restructuring of NEICLP did not result in a change in control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations.


The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On

November 28, 1995, the Board of Trustees, including a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract effective August 30, 1996, which has a term which extends to July 31, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Trustees, and in either case by a majority of the trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The  Investment   Management   Contract  was  approved  by  a  majority  of  the
shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

The merger and the change in control of the Manager has not had any impact upon the Manager's performance of its responsibilities and obligations under the Investment Management Contract.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. Pursuant to the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee.

Pursuant to an Administrative Services Contract for the Fund, the Manager performs clerical, accounting supervision and office service functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager or its affiliates. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives a fee of .21% of the Fund's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)


In addition, Reich & Tang Distributors, Inc., the Distributor, receives a fee equal to .25% per annum of the Fund's average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both classes of the Fund, will be allocated daily to each Class share based on the percentage of outstanding shares at the end of the day.


DESCRIPTION OF SHARES

The Fund was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated July 30, 1992. The Fund has an unlimited authorized number of shares of beneficial interest. The Fund currently has only one portfolio and effective January 26, 1995, a majority of the Fund's Board of Trustees, including independent Trustees, approved the creation of a second class of shares of the Fund's common stock. In furtherance of this action, the Board of Trustees has reclassified the existing common stock of the Fund into Class A and Class B shares. The Class A shares will be offered
to  investors  who  desire   certain   additional
shareholder services from Participating Organizations that are compensated by the Fund's Manager and Distributor for such services. Generally, all shares will be voted in the aggregate, except when voting by Class is required by law or the matter involved affects only one Class, in which case, shares will be voted separately by Class. These shares are entitled to one vote per share with proportional voting for fractional shares. There are no conversion or preemptive rights in connection with any shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholders.


The Class A and Class B shares will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of an Exchange Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings. Procedures for calling a shareholder's meeting for the purpose of voting on the question of removal of a Trustee or Trustees of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, are available to shareholders of the Fund. A meeting for such purpose can be called by the holders of at least 10% of the Fund's outstanding shares of beneficial interest. The Fund will aid shareholder communication with other shareholders as required under Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and generally pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically invested in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

The Class A shares will bear the service fee under the Plan. As a result, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

HOW TO PURCHASE AND REDEEM SHARES

Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations. Certain Participating Organizations are compensated by the Distributor from its shareholder servicing fee and by the Manager from its management fee for the performance of these services. An investor who purchases shares through a Participating Organization that receives payment from the Manager or the Distributor will become a Class A shareholder. (See "Investment Through Participating Organizations" herein.) All other investors, and investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their
Participating Organizations, may invest in the Fund directly as Class B shareholders of the Fund and not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who do not receive compensation from the Distributor or the Manager because they may not be legally permitted to receive such as fiduciaries. The Manager pays the expenses incurred in the distribution of Class B shares. Participating Organizations whose clients become Class B shareholders will not receive compensation from the Manager or Distributor for the servicing they may provide to their clients. (See "Direct Purchase and Redemption Procedures" herein.)

With respect to both Classes of shares, the minimum initial investment in the Fund by Participating Organizations is $1,000, which may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of customers whose initial investments are less than $1,000. The minimum initial investment for securities brokers, financial institutions and other industry professionals that are not Participating Organizations is $1,000. The minimum initial investment for all other investors is $5,000. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, which accepts orders for purchases and redemptions from Participating Organizations and from investors directly.

In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Accordingly, the Fund does not accept a purchase order or invest an investor's payment in portfolio securities until the payment has been converted into Federal Funds.

Shares will be issued as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's purchase order at the net asset value per share next determined after receipt of the purchase order. Shares begin accruing income dividends on the day they are purchased. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to an investor.

Shares are issued as of 12 noon, New York City time, on any Fund Business Day, as defined herein, on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, New York City time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


Redemption requests received by the Fund's transfer agent before 12 noon, New York City time, on any Fund Business Day become effective at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. A redemption request received after 12 noon, New York City time, on any Fund Business Day becomes effective on the next Fund Business Day.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase the total net asset value to at least the minimum amount and thereby avoid such mandatory redemption.

The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

Investments Through
Participating Organizations

Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Manager with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the

Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Fund management's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Manager for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Fund management's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Manager, any such payments will be terminated and any shares registered in the banks' names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, New York City time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day provided that the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., New York City time, on that day. Orders for which Federal Funds are received after 4:00 p.m., New York City time, will not result in share issuance until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Direct Purchase and Redemption Procedures

The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly and not through Participating Organizations. These investors may obtain a current prospectus and the subscription order form necessary to open an account by telephoning the Fund at the following numbers:


Within New York State                  212-830-5280
Outside New York State (toll free)     800-433-1918

All shareholders, other than certain Participant Investors, will receive from the Fund individual confirmations of each purchase and redemption of Fund shares and a monthly statement listing the total number of Fund shares owned as of the statement closing date, purchase and redemptions of Fund shares during the month covered by the statement and the dividends paid on Fund shares of each shareholder during the statement period (including dividends paid in cash or reinvested in additional Fund shares).

Initial Purchases of Shares

Mail

Investors may send a check made payable to "Pennsylvania Daily Municipal Income Fund" along with a completed subscription order form to:

  Pennsylvania Daily Municipal Income Fund
  c/o Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York 10020

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's subscription will not be accepted until the Fund receives Federal Funds.

Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at either 212-830-5280 (within New York State) or at 800-433-1918 (outside New York State). The investors should then instruct a member commercial bank to wire money immediately to:

  Investors Fiduciary Trust Company
  Reich & Tang Funds
  ABA # 101003621
  DDA # 890752-954-6
  For Pennsylvania Daily Municipal Income Fund
  Account of (Investor's Name)
  Fund Account # 0215
  SS#/Tax I.D.#

The investor should then promptly complete and mail the subscription order form.

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before 12 noon, New York City time, on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery

Deliver a check made payable to "Pennsylvania Daily Municipal Income Fund" along with a completed subscription order form to:

  Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York 10020

Electronic Funds Transfers (EFT)
Pre-authorized Credit and
Direct Deposit Privilege


You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, a Voided Copy of your money market check or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation upon 30 days' notice to you.


Subsequent Purchases of Shares

Subsequent purchases can be made by personal delivery or by bank wire, as indicated above, or by mailing a check to:

  Pennsylvania Daily Municipal Income Fund
  Mutual Funds Group
  P.O. Box 13232
  Newark, New Jersey 07101-3232

There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

Provided that the information on the subscription form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Class following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which it may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, New York City time. However, redemption payments will not be effected unless the check

(including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank and converted into Federal Funds. A bank check will be considered by the Fund to have cleared 15 days after it is deposited by the Fund.

A shareholder's original subscription order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original subscription order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature, signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to:

  Pennsylvania Daily Municipal Income Fund
  c/o Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York 10020


Normally the redemption proceeds are paid by check and mailed to the shareholder of record.


Checks


By making the appropriate election on their subscription order form, shareholders may request a supply of checks which may be used to effect redemptions from any one or more of the Classes of shares in the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank for payment, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check for up to 15 days following the date of purchase.


There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Trustees determines that doing so is in the best interests of the Fund and its shareholders.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. The Fund's agent bank will not honor checks which are in amounts exceeding the value of the shareholder's account at the time the check is presented for payment. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

Investors wishing to avail themselves of this method of redemption should elect it on their subscription order form. Individuals and joint tenants are not required to furnish any supporting documentation. Corporations and other entities making this election, however, are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices.

Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, it will provide the shareholder with a supply of checks. This checking service may be terminated or modified at any time upon notification to shareholders.

Telephone

The Fund accepts telephone requests for redemption from shareholders who elect this option. The proceeds of a telephone redemption may be sent to the shareholders at their addresses or, if in excess of $1,000, to their bank accounts, both as set forth in the subscription order form or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.

A shareholder making a telephone withdrawal should call the Fund at 212-830-5280; outside New York State at 800-433-1918 and state (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12 noon, New York City time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify the shareholders accordingly.

Exchange Privilege


Shareholders of the Fund are entitled to exchange some or all of a Class of their shares in the Fund for shares of certain other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser and which participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular Fund, the shareholder of the Fund is entitled to exchange his or her shares for shares available in that Fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies which retain Reich & Tang Asset Management L.P. as investment adviser, manager or administrator.


There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.


The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made.


An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

  Pennsylvania Daily Municipal Income Fund
  c/o Reich & Tang Funds
  600 Fifth Avenue - 8th Floor
  New York, New York 10020

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time and will notify the shareholders accordingly.

Specified Amount Automatic Withdrawal Plan

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly basis in an amount approved and confirmed by the Manager. A specified amount plan payment is made by the Fund on the 23rd day of each month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.


The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder, but the Fund does not expect that there will be any realizable capital gains.

DISTRIBUTION AND SERVICE PLAN


Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund) as distributor of the Fund's shares.


Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives (with respect to the Class A shares) from the Fund a service fee equal to .25% per annum of the Fund's average daily net assets (the "Service Fee") for providing personal shareholder services and/or for the maintenance of shareholder accounts. This fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Rule 12b-1 fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Service Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Manager in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Class A shares. The Distributor may also make payments from time to time from its own resources, which may include the Service Fee and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and the Distributor for any fiscal year under either the Investment Management Contract in effect for that year or the Shareholder Servicing Agreement in effect for that year. For the fiscal year ended November 30, 1997, the total amount spent pursuant to the Plan was .35% of the average daily net assets of the Fund. Of such amount, .25% was paid directly by the Fund and .10% was paid by the Manager (which may be deemed an indirect payment by the Fund).


FEDERAL INCOME TAXES


The Fund has elected to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, dividends designated as derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including "exempt-interest dividends" paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income.


Interest on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax.


With respect to variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations and the interest thereon will be exempt from regular
Federal income taxes to the Fund to the same extent as interest on the underlying Municipal Obligations. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel. (See "Federal Income Taxes" in the Statement of Additional Information.)


In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

PENNSYLVANIA INCOME TAXES

The following is based upon the advice of Dechert Price & Rhoads, special Pennsylvania counsel to the Fund.

The proportion of interest income representing interest income from Pennsylvania Municipal Obligations distributed to shareholders of the Fund is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax, nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

The disposition by the Fund of a Pennsylvania Municipal Obligation (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a shareholder under the Pennsylvania Personal Income Tax if the Pennsylvania Municipal Obligation was issued prior to February 1, 1994. Further, although there is no published authority on the subject, counsel is of the opinion that (i) a shareholder of the Fund will not have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or sale of his shares to the extent that the Fund is then comprised of Pennsylvania Municipal Obligations issued prior to February 1, 1994 and (ii) the disposition by the Fund of a Pennsylvania Municipal Obligation (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a shareholder under the Corporation Income Tax or the Philadelphia School District Investment Income Tax if the Pennsylvania Municipal Obligation was issued prior to February 1, 1994. The School District tax has no application to gain on the disposition of property held by the taxpayer for more than six months. Gains on the sale, exchange, redemption, or payment at maturity of a Pennsylvania Municipal Obligation issued on or after February 1, 1994, will be taxable under all of these taxes, as will gains on the redemption or sale of a unit to the extent that the Fund is comprised of Pennsylvania Municipal Obligations issued on or after February 1, 1994.

The foregoing is a general, abbreviated summary of certain provisions of Pennsylvania statutes and administrative interpretations presently in effect governing the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Pennsylvania tax matters.

GENERAL INFORMATION


The Fund was established as a Massachusetts business trust under the laws of Massachusetts on July 30, 1992 and it is registered with the SEC as an open-end management investment company.


The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of Trustees, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Trustee(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his or her successor, elected at such a meeting, or until such Trustee sooner dies, resigns, retires or is removed by the vote of the shareholders.


As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accomodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Manager is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Manager does not expect that the Fund will incur significant operating expenses or be required to incur materials costs to be year 2000 compliant. Although the Manager does not anticipate that the year 2000 issue will have a material impact of the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid adverse impact on the Fund.


For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement filed with the SEC, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Commission and copies thereof may be obtained upon payment of certain duplicating fees.


NET ASSET VALUE

The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except business holidays and Good Friday. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

CUSTODIAN AND TRANSFER AGENT


Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020 is the transfer agent and dividend agent for the shares of the Fund. The

Fund's transfer agent and custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

                 Table of Contents
---------------------------------------------------

Table of Fees and Expenses.....................
Financial Highlights...........................
Introduction...................................

Investment Objectives,
  Policies and Risks...........................
Risk Factors...................................
Management of the Fund.........................                   PENNSYLVANIA
Description of Shares..........................                   DAILY
Dividends and Distributions....................                   MUNICIPAL
How to Purchase and Redeem Shares..............                   INCOME
  Investments Through                                             FUND
    Participating Organizations................
  Direct Purchase and
     Redemption Procedures ....................
  Initial Purchases of Shares..................                    PROSPECTUS
  Electronic Funds Transfers (EFT),                                April 1, 1998
     Pre-authorized Credit and
     Direct Deposit Privilege..................
  Subsequent Purchases of Shares...............
  Redemption of Shares.........................
  Exchange Privilege...........................
  Specified Amount Automatic
     Withdrawal Plan...........................
Distribution and Service Plan..................
Federal Income Taxes...........................
Pennsylvania Income Taxes......................
General Information ...........................
Net Asset Value................................
Custodian and Transfer Agent...................

PENNSYLVANIA                                600 Fifth Avenue, New York, NY 10020
DAILY MUNICIPAL                                                   (212) 830-5220
INCOME FUND
================================================================================


                       STATEMENT OF ADDITIONAL INFORMATION
                                  April 1, 1998



This Statement of Additional Information, although not in itself a Prospectus, expands upon and supplements the information contained in the current Prospectus of Pennsylvania Daily Municipal Income Fund (the "Fund"), dated April 1, 1998 and should be read in conjunction with the Prospectus. The Fund's Prospectus may be obtained, without charge, from any Participating Organization or by writing or calling the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

                                                       Table of Contents
-------------------------------------------------------------------------------------------------------------------
Investment Objectives,                                            Yield Quotations..................................
    Policies and Risks......................................      Manager...........................................
Description of Municipal Obligations........................           Expense Limitation...........................
    Variable Rate Demand Instruments                              Management of the Fund............................
      and Participation Certificates........................           Compensation Table...........................
    When-Issued Securities..................................           Counsel and Auditors.........................
    Stand-by Commitments....................................      Distribution and Service Plan.....................
Taxable Securities..........................................      Description of Shares.............................
    Repurchase Agreements...................................      Federal Income Taxes..............................
Pennsylvania Risk Factors...................................      Pennsylvania Income Taxes.........................
Investment Restrictions.....................................      Custodian and Transfer Agent......................
Portfolio Transactions......................................      Description of Ratings............................
How to Purchase                                                   Taxable Equivalent Yield Tables...................
    and Redeem Shares.......................................      Independent Auditor's Report......................
Net Asset Value.............................................      Financial Statements..............................
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, POLICIES AND RISKS


As stated in the Prospectus, the Fund is an open-end management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income, exempt from regular Federal tax and, to the extent possible, Pennsylvania income taxes (the "Pennsylvania Income Tax"), as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the Fund's investment objectives, policies and risks in the Prospectus.


The Fund's assets will be invested primarily (i.e., at least 80% of net assets) in high quality debt obligations issued by or on behalf of the Commonwealth of Pennsylvania, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in Participation Certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations) in Municipal Obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). Dividends paid by the Fund which are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular Federal income tax provided the Fund complies with Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to Federal income taxation, existing law exempts such interest from regular Federal income tax. However, "exempt-interest dividends" may be subject to the Federal alternative minimum tax.

Securities, the interest income on which may be subject to the Federal alternative minimum tax (including Participation Certificates in such securities), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's net assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the Commonwealth of Pennsylvania or any Pennsylvania local governments, or their instrumentalities, authorities or districts ("Pennsylvania Municipal Obligations") will be exempt from the Pennsylvania Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that Pennsylvania is prohibited from taxing under the Constitution, the laws of the United States of America or the Pennsylvania Constitution ("Territorial Municipal Obligations"), also should be exempt from Pennsylvania Income Tax provided the Fund complies with Pennsylvania laws. (See "Pennsylvania Income Taxes" herein.) To the extent that suitable Pennsylvania Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities, the dividends on which will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax but will be subject to the Pennsylvania Income Tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its total assets in Pennsylvania Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value of a $1.00 per share of each Class. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Pennsylvania Municipal Obligations. In view of this "concentration" in Participation Certificates in Pennsylvania Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the

Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase securities that have been determined by the Fund's Board of Trustees to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means (i) Municipal Obligations with remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") ; (ii) Municipal Obligations which are subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act) and which have received a rating from an NRSRO or such guarantor has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee (unless, the guarantor, directly or indirectly, controls, is controlled by or is under common control with the issuer or the security subject to the Guarantee); and the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee; and (iii) unrated Municipal Obligations determined by the Fund's Board of Trustees to be of comparable quality. In addition, Municipal Obligations with remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Trustees is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, Guarantee, insurance or other credit facility issued in support of the Municipal Obligations or Participation Certificates. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of the McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and "Aaa" and "Aa" by Moody's in the case of bonds; "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. Such instruments may produce a lower yield than would be available from less highly rated instruments.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. Provided, however, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer, unless Municipal Obligations are First Tier Securities.

The concentration in Municipal Obligations and Participation Certificates may present greater risks than in the case of a more diversified company. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

DESCRIPTION OF MUNICIPAL OBLIGATIONS

As used in the Prospectus, "Municipal Obligations" include the following as well
as  "Variable  Rate  Demand  Instruments  and  Participation   Certificates"  as
discussed herein.


1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition.

     Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.


     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, Guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the Demand Feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 (herein), the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.



2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of Pennsylvania issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.


4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a Guarantee, insurance or other comparable undertaking of an approved financial institution. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.


5.   Any other  Federal  tax-exempt,  and to the extent  possible,  Pennsylvania
     Income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's "Investment Objectives, Policies and Risks" and permissible under Rule 2a-7 under the 1940 Act.


Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced such that the investment is no longer a First Tier Security or is rated below the minimum required for purchase by the Fund. If this occurs, the Board of Trustees of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Trustees determines in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Trustees is subsequently notified of the Manager's actions.

In addition, in the event that a Municipal Obligation (1) is in default, (2) ceases to be an Eligible Security or (3) there is a determination that it no longer presents minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the Municipal Obligation absent a determination by the Fund's Board of Trustees that disposal of the Municipal Obligation would not be in the best interests of the Fund. In the event that the Municipal Obligation is disposed of it shall be disposed of as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any Demand Feature or otherwise. In the event of a default with respect to a Municipal Obligation which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation. Certain obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality.. Where necessary to ensure that the Municipal Obligations are Eligible Securities or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by a Guarantee that would qualify the investment as an Eligible Security.


Variable Rate Demand Instruments and Participation Certificates


Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a Guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days and the adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may only purchase variable rate demand instruments which are Eligible Securities.. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the Demand Feature.



The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt

Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase
Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A participation certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation. The Manager has been instructed by the Fund's Board of Trustees to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above. (See "Federal Income Taxes" herein.)

In view of the "concentration" of the Fund in bank Participation Certificates in Pennsylvania Municipal Obligations, which may be secured by Guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the Municipal Obligations, the Municipal Obligations

--------------------------------------------------------------------------------
* The "prime rate" is generally the rate charged by a bank to its creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

could no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment indecies, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.


Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.


For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security, it will be sold in the market or through exercise of the repurchase Demand Feature to the issuer.


When-Issued Securities


New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.


Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio would not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment was acquired.

The Fund would enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the Municipal Obligation does not meet the eligibility criteria, only where the issuer of the stand-by commitment has received a rating which meets the eligibility criteria or, if not rated, presents a minimal risk of default as determined by the Board of Trustees. The Fund's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. In those cases in which the Fund paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments would not affect the dollar weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation. (See "Federal Income Taxes" herein.) In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

TAXABLE SECURITIES

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to regular Federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the United States Government or its agencies, instrumentalities or authorities; (2) commercial paper meeting the definition of Eligible Securities at the time of acquisition;
(3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

PENNSYLVANIA RISK FACTORS

Prospective investors should consider the financial difficulties and pressures which the Commonwealth of Pennsylvania and certain of its municipal subdivisions have undergone. Both the Commonwealth and the City of Philadelphia have historically experienced significant revenue shortfalls. There can be no assurance that the Commonwealth will not experience further declines in economic conditions or that portions of the Municipal Obligations purchased by the Fund will not be affected by such declines. Without intending to be complete, the following briefly summarizes some of these difficulties and the current financial situation, as well as some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Pennsylvania. No independent verification has been made of the following information.

State Economy

Pennsylvania has been historically identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. The major new sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually while agribusiness and food related industries support $39 billion in economic activity annually.

Non-manufacturing employment in Pennsylvania has increased in recent years to 82.1% of total employment in 1995 and to 82.5% as of December 1996. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.9% of 1995 non-agricultural employment and 17.5% as of December 1996, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1995, the services sector accounted for 30.4% of all non-agricultural employment while the trade sector accounted for 22.8%.


Pennsylvania's annual average unemployment rate was below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. For 1994 through 1997, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. For January 1998, the unadjusted unemployment rate was 5.2% in both the Commonwealth and the United States, while the seasonally adjusted unemployment rate for the Commonwealth was 4.6% compared to 4.7% for the United States.


State Budget

The  Commonwealth  operates  under an  annual  budget  which is  formulated  and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, which includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of insuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP.

Recent Financial Results


The fiscal years 1992 through 1997 were years of recovery for Pennsylvania from the recession in 1990 and 1991. The recovery fiscal years were characterized by modest economic growth and low inflation rates in the Commonwealth. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced modest increases in Pennsylvania's tax revenues during the period. Tax revenues from fiscal 1993 through 1997 rose at an annual average rate of 4.3%. Total revenues and other income sources increased during this period by an average annual rate of 4.1%. Expenditures and other uses during the fiscal 1993 through 1997 period rose at a 3.8% annual rate, led by annual average increases of 14.1% for protection of persons and property program costs. At the close of fiscal 1997, the fund balance for the governmental fund types totaled $2,900.9 million, an increase of $914.6 million over fiscal 1996 and $940.9 million over fiscal 1993.

Commonwealth revenues for the 1997 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1997 was the sixth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for the transfer to the Tax Stabilization Reserve Fund, the fiscal 1996 closing unappropriated surplus was $183.8 million, a decrease of $366.2 million over the fiscal 1995 closing unappropriated surplus prior to transfers.


Commonwealth revenues (prior to tax refunds) for the 1996 fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7%. Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. The Commonwealth has estimated that tax changes enacted for the 1996 fiscal year reduced Commonwealth revenues by $283.4 million representing 1.7% age points of fiscal 1996 growth in Commonwealth revenues. The most significant tax changes enacted for the 1996 fiscal year were (i) the reduction of the corporate net income tax rate to 9.99%; (ii) double weighing of the sales factor of the corporate net income apportionment calculation; (iii) an increase in the maximum annual allowance for a net operating loss deduction from $0.5 million to $1.0 million; (iv) an increase in the basic exemption amount for the capital stock and franchise tax; (v) the repeal of the tax on annuities; and (vi) the elimination of inheritance tax on transfers of certain property to surviving spouses.

Among the major sources of Commonwealth revenues for the 1996 fiscal year, corporate tax receipts declined $338.4 million from receipts in the prior fiscal year, largely due to the various tax changes enacted for these taxes. Corporate tax changes were enacted to reduce the cost of doing business in Pennsylvania for the purpose of encouraging business to remain in Pennsylvania and to expand employment opportunities within the state. Sales and use tax receipts for fiscal year increased $155.5 million, or 2.8%, over receipts during fiscal 1995. All of the increase was produced by the non-motor vehicle portion of the tax as receipts from the sale of motor vehicles declined slightly for the fiscal 1996, Personal income tax receipts for the fiscal year increased $291.1 million, or 5.7%, over receipts during fiscal 1995. Personal income tax receipts were aided by a 10.2% increase in non-withholding tax payments which generally are comprised of quarterly estimated and annual final return tax payments. Non-tax receipts for the fiscal year increased $23.7 million for the fiscal year. Included in that increase was $67 million in net receipts from a tax amnesty program that was available for a portion of the 1996 fiscal year. Some portion of the tax amnesty receipts represent normal collections of delinquent taxes. The tax amnesty program is not expected to be repeated.

The  unappropriated  surplus  (prior to transfers to Tax  Stabilization  Reserve
Fund) at the close of the fiscal year for the General Fund was $183.8 million, $65.5 million above estimate. Transfers to the Tax Stabilization Reserve Fund from fiscal 1996 operations will be $27.6 million. This amount represents the fifteen percent of the fiscal year ending unappropriated surplus transfer provided under current law. With the addition of this transfer and anticipated interest earnings, the Tax Stabilization Reserve Fund balance will be $211 Million.

Fiscal 1997 Budget


The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. The unappropriated balance rose from an adjusted amount of $158.5 million at the beginning of fiscal 1997 to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve
Fund) at the close of the fiscal year. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations are expected to be $88.7 million, which represents the normal fifteen percent of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.

Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 (3.4 percent) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1 percent over tax revenues in fiscal 1996. This rate of increase was not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1997. Receipts from the personal income tax produced the largest single component of higher revenues for the fiscal year. Personal income collections were $236.3 million over estimate representing a 6.9 percent increase over fiscal 1996 receipts. Receipts of the sales and use tax were $185.6 million over estimate representing a 6.2 percent increase. Collections of corporate taxes, led by the capital stock and franchise and the gross receipt taxes, also exceeded their estimates for the fiscal year. Non-tax revenues were $19.8 million (5.8 percent) over estimate mostly due to higher than anticipated interest earnings.

Fiscal 1998 Budget

The budget for fiscal 1998 was enacted in May 1997. Commonwealth revenues for the fiscal year at that time were estimated to be $17,435.4 million before reserves for tax refunds. That estimate represented an increase over estimated fiscal 1997 Commonwealth revenues of 1.0 percent. Although fiscal 1997 revenues exceeded the fiscal 1998 budget estimate, the adopted fiscal 1998 budget revenue estimate remains unchanged and represents a 0.7 percent increase over actual fiscal 1997 revenues. Fiscal 1998 estimates for Commonwealth revenues are based on an economic forecast for national economic growth to slow through the remainder of calendar year 1997. A growth rate of just above 1.0 percent is anticipated by the Commonwealth to be maintained for the last two quarters of the 1998 fiscal year and result in a 1.2 percent growth rate in real gross domestic product for the second calendar quarter of 1998 over the second quarter of 1997. This anticipated rate of economic growth is a result of anticipated slowing of gains in consumer spending, business investment and residential housing. Inflation is projected to remain modest and the unemployment rate is expected to reach 6.0 percent by the second calendar quarter of 1998.

The rate of anticipated growth of Commonwealth revenues is also affected by the enactment of tax reductions and tax revenue dedications effective for the 1998 fiscal year. Excluding these newly enacted changes, revenues are projected to increase by 2.4 percent during fiscal 1998. Tax reductions enacted for the 1998 fiscal year budget totaled an estimate of $170.6 million, including $16.2 million that is reflected in higher projected tax refunds. In addition, $75 million of existing sales tax revenue has been earmarked for mass transit funding and one cent of the cigarette tax ($10.8 million) has been earmarked for a children's health program and are no longer included in the General Fund. Major changes to taxes enacted for fiscal 1998 include: (i) the repeal of the sales and use tax on computer services ($79.1 million); (ii) an increase in the amount of income that is exempt from the personal income tax for low-income families ($25.4 million); (iii) enactment of a research and development tax credit program for business ($15.0 million); (iv) conforming state tax laws to federal laws for subchapter S and limited liability companies ($16.3 million); and various other miscellaneous changes. Most changes are effective beginning in July 1997, although some are effective retroactively to January 1997.

Appropriations enacted for fiscal 1998 are 3.7 percent ($618 million) above appropriations enacted for fiscal 1997 (including supplemental appropriations). Major funding increases provided by the fiscal 1998 budget include; (i) $166 million of appropriations for elementary and secondary education plus an estimated $51 million in reduced employer retirement contributions payable by local school districts due to a reduction in the contribution rate; (ii) $42 million for higher education institutions plus $16 million for student scholarships; (iii) $70 million for higher caseload, utilization, and cost of nursing home care; (iv) $60 million for economic development assistance through programs providing incentive grants and loans; and (v) $38 million for corrections including $17 million for operating costs for new and expanded facilities. The balance of the increase is spread over many other departments and program operations.

Based on current expectations and the adopted budget for fiscal 1998 and excluding any estimate for appropriations lapses during the fiscal year, the unappropriated surplus is projected to decline from $402.7 million at the beginning of the fiscal year to $16.7 million at fiscal year-end (prior to transfer to the Tax Stabilization Reserve Fund).

Proposed Fiscal 1999 Budget

In February 1998, the Governor presented his proposed General Fund budget for fiscal 1999 to the General Assembly. Revenue estimates in the proposed budget were developed using a national economic forecast with a projected real gross domestic product growth annual rate below 2 percent. Total commonwealth revenues before reductions for the tax refunds and proposed tax changes are estimated to be $18,191.0 million, 2.9 percent above revised estimates for fiscal 1997. Proposed appropriations from those revenues total $17,787.4 million, a 3.0 percent increase over currently estimated appropriations for fiscal 1998. As proposed, the fiscal 1999 budget assumes the draw down of the currently estimated $280.6 million unappropriated surplus at June 30, 1998, however, no appropriations lapses are included in this projection. The proposed fiscal 1999 budget includes five proposed tax reductions representing an estimated $128.1 million (0.7 percent) of fiscal 1999 revenues. The proposal with the largest effect on revenues is an expansion of the amount of household income eligible for tax revenues. The proposal with the largest effect on revenues is an expansion of the amount of household income eligible for tax forgiveness from the personal income tax and is estimated at $54.1 million. A 0.5 mill reduction to the tax rate for the capital stock and franchise tax and an increase from three to ten years in the time period for a business to recover operating losses for corporate net tax purpose are also proposed. Estimated fiscal 1999 costs of these proposals are $46.2 million and $17.8 million respectively. In addition, funding for two tax credit programs is proposed at $5 million each. All proposed tax changes require legislative enactment. The General Assembly is reviewing the proposed budget in hearings before its committees. The General Assembly may change, eliminate or add amounts and items to the Governor's proposed budget and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.


Debt Limits and Outstanding Debt

The Constitution of Pennsylvania permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.


Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the August 29, 1997 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended June 30, 1997 was approximately $19.6 billion, outstanding net debt totaled $3.7 billion at August 31, 1997, and therefore, the net debt limitation for the 1998 fiscal year is $30.6 billion, approximately $2.5 billion less than the prior fiscal year. At August 29, 1997, the amount of debt authorized by law to be issued, but not yet incurred, was $17.1 billion.

Outstanding general obligation debt totaled $4,795.1 million at June 30, 1997, a decrease of $261.0 million from June 30, 1996. Over the ten-year period ending June 30, 1997, total outstanding general obligation debt increased at an annual rate of 0.5 percent. Within the most recent five-year period, outstanding general obligation debt has decreased at an annual rate of 0.3 percent.


Debt Ratings


All outstanding general obligation bonds of the Commonwealth are rated "AA-" by S&P and "Aa3" by Moody's.


City of Philadelphia

The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City. In its 1992 Comprehensive Annual Financial Report, Philadelphia reported a cumulative general fund deficit of $71.4 million for fiscal 1992.

In June 1991, the Pennsylvania legislature established the Pennsylvania Intergovernmental Corporation Authority ("PICA"), a five-member board to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. The legislation empowered PICA to issue notes and bonds on behalf of Philadelphia, and also authorized Philadelphia to levy a one-percent sales tax the proceeds of which would be used to pay off the bonds. In return for PICA'a fiscal assistance, Philadelphia is required, among other things, to establish five-year financial plans that include balanced annual budgets. Under the legislation, if Philadelphia does not comply with such requirements, PICA may withhold bond revenues and certain state funding. At this time, the City is operating under a five-year fiscal plan approved by PICA on April 30, 1996. As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds. The financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the City's Cumulative General Fund balance deficit as of June 30, 1992 of $244.9 million.


No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994, PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,102.4 million in Special Tax Revenue Bonds outstanding as of June 30, 1997.


The audited General Fund balance of the City as of June 30, 1994, 1995 and 1996 showed a surplus of approximately $15.4 million, $80.5 million and $118.5 million, respectively.

S&P rating on Philadelphia's general obligation bonds is "BBB-." Moody's rating is currently "Baa."

Litigation

The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The
Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages from any loss are limited to $250,000 per person and $1 million for each accident.


INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to all portfolios and which may not be changed unless approved by a majority of the outstanding shares of each series of the Fund's shares that would be affected by such a change. The Fund may not:

1. Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" or any other form of Federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's objectives and policies.

2. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.
3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks."

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.


6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a Demand Feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.


7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks."

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.


10. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that the Fund may invest more than 25% of its assets in the banking industry through Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, Guarantees a security or a bank issues a letter of credit, such a Guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 under the Investment Company Act of
     1940), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a non-controlled person.


11. Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, (ii) as they may be acquired as part of a merger, consolidation or acquisition of assets or (iii) as allowed by 12(d) of the 1940 Act (investments by the Fund in other investment companies subjects that portion of a shareholder's investment to additional fees resulting in a duplication of such fees).

12. Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowings.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

PORTFOLIO TRANSACTIONS


The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a Demand Feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, Guarantee or insurance and providing the demand repurchase feature.


Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

HOW TO PURCHASE AND REDEEM SHARES

The material relating to the purchase and redemption of shares in the Prospectus is herein incorporated by reference.

NET ASSET VALUE


The Fund does not determine net asset value per share on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, except that if fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Trustees has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Trustees determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Investment Objectives, Policies and Risks" herein.)

YIELD QUOTATIONS


The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period (which is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00) is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of 1%). For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of 1% by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1)365/7 - 1.


Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.


The Fund may from time to time advertise its tax equivalent yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information, computed by dividing that portion of the yield of the Fund (as computed pursuant to the formula previously discussed) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.


The Fund may from time to time advertise a taxable equivalent yield table which shows the yield an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. (See "Taxable Equivalent Yield Table" herein.)

The Fund's Class A shares' yield for the seven-day period ended February 28, 1998 was 2.87%, which is equivalent to an effective yield of 2.91%. The Fund's Class B shares' yield for the seven-day period ended February 28, 1998 was 3.41%, which is equivalent to an effective yield of 3.47%.


MANAGER


The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020 (the "Manager"). As of February 28, 1998, the Manager was investment manager, adviser or supervisor with respect to assets aggregating in excess of $11.28 billion. In addition to the Fund, the Manager acts as investment manager and administrator of eighteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.

Reich & Tang Asset Management, Inc., is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13.7% of the outstanding partnership interests of NEICOP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and MetLife merged, with MetLife being the continuing company. MetLife provides a wide range of insurance and investment products and services to individuals and groups and its the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEICOP is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

The recent restructuring of NEICLP did not result in a change in control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations.


The merger between The New England and MetLife resulted in an "assignment" of the Investment Management Contract relating to the Fund. Under the 1940 Act, such an assignment caused the automatic termination of this agreement. On November 28, 1995, the Board of Trustees, including a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract effective August 30, 1996, which has a term which extends to July 31, 1998 and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by its Board of Trustees, and in either case by a majority of the trustees who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The  Investment   Management   Contract  was  approved  by  a  majority  of  the
shareholders of the Fund on April 4, 1996 and contains the same terms and conditions governing the Manager's investment management responsibilities as the Fund's previous Investment Management Contract with the Manager, except as to the date of execution and termination.

The merger and the change in control of the Manager has not had any impact upon the Manager's performance of its responsibilities and obligations under the Investment Management Contract.

Pursuant to an Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Fund. The Manager provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and trustees of the Fund, may be directors or officers of NEIC, the sole general partner of the Manager, or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either (1) by majority vote of its outstanding voting shares or (2) by a vote of a majority of its Board of
Trustees  or (3) by  the  Manager  on  sixty  days'  written  notice,  and  will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


For its services under the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services. (See "Distribution and Service Plan" herein.) For the Fund's fiscal year ended
November 30, 1997, the fee payable to the Manager under the Investment Management Contract was $170,844, of which $124,396 was waived. The Fund's net assets at the close of business on November 30, 1997 totaled $43,455,857. For the Fund's fiscal year ended November 30, 1996, the fee payable the manager under the Investment management contract was $160,103, $28,516 of which was waived. The Fund's net assets at the close of business on November 30, 1996 totaled $36,339,972. For the Fund's fiscal year ended November 30, 1995, the fee payable to the Manager under the Investment Management Contract was $155,535, $63,396 of which was waived. The Fund's net assets at the close of business on November 30, 1995 totaled $40,980,201.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% of the Fund's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. For the Fund's fiscal year ended November 30, 1997, the fee payable to the Manager under the Administrative
Services Contract was $89,693, of which $85,422 was waived. For the Fund's fiscal year ended November 30, 1996, the fee payable to the manager under the Administrative Services Contract was $84,054, of which $80,051 was waived. For the Fund's fiscal year ended November 30, 1995, the fee payable to the Manager under the Administrative Services Contract was $77,767, all of which was waived.


The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee and the administrative services fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Expense Limitation


The Manager has agreed, pursuant to the Investment Management Contract, to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management

Contract,  confirmed  its  obligation  for  payment  of all its other  expenses, including all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of trustees, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Administrative Services Contract and the Distributor under the Shareholder Servicing Agreement. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.


The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.


Pursuant to the Investment Management Contract, for the fiscal years ended November 30, 1995, November 30, 1996 and November 30, 1997 the Manager received investment Management and administrative services fees aggregating $92,139, $135,590 and $50,719 respectively.


MANAGEMENT OF THE FUND

The Trustees and Officers of the Fund and their principal occupations during the past five years are set forth below. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York 10020.


Steven W. Duff, 44 - President of the Mutual Funds division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank with which he was associated from June 1981 to August 1994. Mr. Duff is President and a Director of Back Bay Fund, Inc., California Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund,
Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Short Term Income Fund, Inc., and Virginia Daily Municipal Income Fund, Inc. Executive Vice President of Reich & Tang Equity Fund, Inc. and Delafield Fund, Inc. President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. and President and Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.

Dr. W. Giles Mellon, 66 - Professor of Business Administration in the Graduate School of Management, Rutgers University with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director of AEW Commercial Mortgage Securities Fund, Inc., Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Virginia Daily Municipal Income Fund, Inc., and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.

Robert Straniere, 56 - Member of the New York State Assembly and a partner with the Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director of AEW Commercial Mortgage Securities Fund, Inc., Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Life Cycle Mutual Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc., Virginia Daily Municipal Income Fund, Inc. and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.

Dr. Yung Wong, 59 - Director of Shaw Investment Management (U.K.) Limited from October 1994 to October 1995, and formerly was a General Partner of Abacus
Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is a Director of AEW Commercial Mortgage Securities Fund, Inc., Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc. and a Trustee of Eclipse Financial Asset Trust, Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.

Molly Flewharty, 47 - Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

Lesley M. Jones, 49 - Senior Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

Dana E. Messina, 41 - Executive Vice President of the Mutual Funds division of the Manager since January 1995, and was Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc.. Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

Bernadette N. Finn, 50 - Vice President of the Mutual Funds division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily
Municipal  Income Fund,  Tax Exempt  Proceeds  Fund,  Inc.  and  Virginia  Daily
Municipal Income Fund, Inc., a Vice President and Secretary of Delafield Fund, Inc., Institutional Daily Income Fund, Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc.

Richard De Sanctis, 40 - Vice President and Treasurer of the Manager since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993, Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., and is Vice President and Treasurer of Cortland Trust, Inc.

The Fund paid an aggregate remuneration of $6,000 to its trustees with respect to the period ended November 30, 1997, all of which consisted of aggregate trustee's fees paid to the three disinterested trustees, pursuant to the terms of the Investment Management Contract (see "Manager" herein). See Compensation Table below.


                                                      Compensation Table

            (1)                       (2)                     (3)                     (4)                      (5)

                            Aggregate Compensation   Pension or Retirement                           Total Compensation from
     Name of Person,          from Registrant for     Benefits Accrued as       Estimated Annual      Fund and Fund Complex
         Position                 Fiscal Year        Part of Fund Expenses  Benefits upon Retirement    Paid to Directors*


W. Giles Mellon,                    $2,000                     0                       0                $51,500 (14 Funds)
Director

Robert Straniere,                   $2,000                     0                       0                $51,500 (14 Funds)
Director

Yung Wong,                          $2,000                     0                       0                $51,500 (14 Funds)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending November 30, 1997 (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending
  November 30, 1997). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.




Counsel and Auditors

Legal matters in connection with the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with Massachusetts and Pennsylvania law are passed upon by Dechert Price & Rhoads, 477 Madison Avenue, New York, New York 10022.

McGladrey & Pullen LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.

DISTRIBUTION AND SERVICE PLAN


Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. The Fund's Board of Trustees has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A Shares only) with the Reich & Tang Distributors, Inc. (the "Distributor") as distributor of the Fund's shares.

Under the Shareholder Servicing Agreement, the Distributor receives from the Fund a service fee equal to .25% per annum of the Fund's average daily net assets (the "Service Fee") for providing personal shareholder services and/or for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for distribution of the Fund's Class A shares and for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Fund.


Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Service Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Manager and Distributor in carrying out their obligations under the Shareholder Servicing Agreement and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Service Fee with respect to Class A shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and the Distributor for any fiscal year under either the Investment Management Contract in effect for that year, the Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.


The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended November 30, 1997, the Fund paid a distribution fee of $106,492 for expenditures pursuant to the Plan. During such period, the Manager made payments pursuant to the Plan from its own resources aggregating $149,853, of which $145,066 was spent on broker assistant payments, $3,974 was spent on sales personnel and related expenses of the Manager, $630 was spent on travel and entertainment, $115 was spent on prospectus and application printing and $67 was spent on miscellaneous expenses. For the Fund's fiscal year ended November 30, 1997, the amount payable by the Fund for shareholder servicing fees was $106,492, of which none was waived. For the Fund's fiscal year ended November 30, 1996, the Fund paid a distribution fee of $12,023 for expenditures pursuant to the Plan. During such period, the Manager made payments pursuant to the Plan from its own resources aggregating $124,650, of which $115,931 was spent on broker assistant payments, $3,482 was spent on sales personnel and related expenses of the Manager, $1,137 was spent on travel and entertainment, $4,009 was spent on prospectus and application printing and $91 was spent on miscellaneous expenses. For the Fund's fiscal year ended November 30, 1996, the Fund paid shareholder servicing fees of $100,062, of which $88,039 was waived. For the Fund's fiscal year ended November 30, 1995, the Fund paid a distribution fee of $0 for expenditures pursuant to the Plan. During such period, the Manager made payments pursuant to the Plan from its own resources aggregating $132,876, of which $120,409 was spent on broker assistant payments, $6,068 was spent on sales personnel and related expenses of the Manager, $1,319 was spent on travel and entertainment, $3,878 was spent on prospectus and application printing and $462 was spent on miscellaneous expenses. For the Fund's fiscal year ended November 30, 1995, the Fund paid shareholder servicing fees of $97,209, all of which was waived.


In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Trustees. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Class A shareholders or by the Board of Trustees, including a majority of Trustees who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Trustees approved the continuance of the Plan at the Board of Trustees meeting held on July 8, 1996. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the Trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested Trustees of the Fund or the Fund's Class A shareholders.

DESCRIPTION OF SHARES

The Fund was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated July 30, 1992. The Fund has an unlimited authorized number of shares of beneficial interest. These shares are entitled to one vote per share with proportional voting for fractional shares. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholders. The Fund is subdivided into two classes of stock, Class A and Class B. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A and Class B shares will have different class designations; (ii) only the Class A shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of the Fund's average daily net assets; (iii) only the holders of the Class A shares would be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit shareholders to exchange their shares only for shares of the same class of an Exchange Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


On February 28, 1998, there were 15,409,847 shares of the Fund outstanding. As of February 28, 1998, the amount of shares owned by all officers and trustees of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of February 28, 1998:


                                                                       Nature of
Name and address                              % of Class               Ownership

PNC Securities Corp.                            17.03%                    Record
c/o Pittsburgh National Bank
Fifth Avenue & Wood Street
Pittsburgh, PA 15265

Lewco Securities Corp.                           12.83%                   Record
34 Exchange Place
Jersey City, NJ 07311

Nujaco and Co.                                    9.05%                   Record
Core States Bank NA
530 Walnut Street-1st Floor
Penn Mutual Building
Philadelphia, PA 19101


Under its Declaration of Trust the Fund has the right to redeem for cash shares of beneficial interest owned by any shareholder to the extent and at such times as the Fund's Board of Trustees determines to be necessary or appropriate to prevent an undue concentration of share ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Trustees can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of Trustees, (b) for approval of the revised investment advisory contracts with respect to a particular class or series of beneficial interest, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of beneficial interest, and (d) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund trustee(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Trustee may consider necessary or desirable. For example, procedures for calling a shareholder's meeting for the removal of Trustees of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, are available to shareholders of the Fund. A meeting for such purpose can be called by the holders of at least 10% of the Fund's outstanding shares of beneficial interest. The Fund will aid shareholder communications with other shareholders as required under Section 16(c) of the 1940 Act. Each Trustee serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his or her successor, elected at such a meeting, or until such Trustee sooner dies, resigns, retires or is removed by the vote of the shareholders.


FEDERAL INCOME TAXES

The Fund intends to qualify under the Code and under Pennsylvania law as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof (other than capital gain dividends) paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are to be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. However, a shareholder is advised to consult his tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity bonds," if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of the Fund is not deductible. As a result, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Fund. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income. The amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. Further, under P.L. 99-514, taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from the Fund's assets, that are attributable to such post-August 7, 1986 private activity bonds, if any of such bonds are acquired by the Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this tax item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest. A shareholder is advised to consult its tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity bonds", if any, held by the Fund.

Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains dividends are taxable at a maximum rate of 28% to non-corporate shareholders if the Fund's holding period is more than 12 months and 20% if the Fund's holding period is more than 18 months, without regard to the length of time shares have been held by the holder. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.


The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as interest on the underlying Municipal Obligations. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

The Code provides that the interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund. P.L. 99-514 expands the application of this rule as it applies to financial institutions, effective with respect to Fund shares acquired after December 31, 1986. The Clinton Administration's Revenue Proposals for fiscal years 1999 would extend this provision to all financial intermediaries effective for taxable years beginning after the date of enactment with respect to obligations acquired on or after the date of first committee action.


From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure.

In South Carolina v. Baker, the United States Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

PENNSYLVANIA INCOME TAXES

The following is based upon the advice of Dechert Price & Rhoads, special Pennsylvania counsel to the Fund.

The proportion of interest income representing interest income from Pennsylvania Municipal Obligations distributed to shareholders of the Fund is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax, nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals. Shares of the Fund may be taxable under the Pennsylvania inheritance and estate taxes.


The disposition by the Fund of a Pennsylvania Municipal Obligation (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a shareholder under the Pennsylvania Personal Income Tax if the Pennsylvania Municipal Obligation was issued prior to February 1, 1994. Further, although there is no published authority on the subject, counsel is of the opinion that (i) a shareholder of the Fund will not have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or sale of his shares to the extent that the Fund is then comprised of Pennsylvania Municipal Obligations and (ii) the disposition by the Fund of a Pennsylvania Municipal Obligation (whether by sale, exchange, redemption or payment at maturity) will not constitute a taxable event to a shareholder under the Corporation Income Tax or the Philadelphia School District Investment Income Tax if the Pennsylvania Municipal Obligation was issued prior to February 1, 1994. (The School District tax has no application to gain on the disposition of property held by the taxpayer for more than six months.)

The foregoing is a general, abbreviated summary of certain of the provisions of Pennsylvania statutes and administrative interpretations presently in effect governing the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning Pennsylvania tax matters.

CUSTODIAN AND TRANSFER AGENT


Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri 64105 is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020 is the transfer agent and dividend disbursing agent for the shares of the Fund. The transfer agent and custodian do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

DESCRIPTION OF RATINGS*


Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con.(...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:


Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). A short-term issue having a Demand Feature ( i.e., payment relying on external liquidity and usually payable on demand rather than use of fixed maturity dates) is differentiated by Moody's with the symbol VMIG, instead of MIG. This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:


MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services, a division of the McGraw-Hill Companies Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Description of Standard & Poor's Rating Services, a division of the McGraw-Hill Companies Two Highest Commercial Paper Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

*   As described by the rating agencies.


                                              CORPORATE TAXABLE EQUIVALENT YIELD TABLE

------------------------------------------------------------------------------------------------------------------------------
                                           1. If Your Corporate Taxable Income Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------
Corporate         $0         $50,001-       $75,001-      $100,001-     $335,001-    $10,000,001-   $15,000,001-   $18,333,334
Return          50,000        75,000        100,000        335,000      10,000,000    15,000,000     18,333,333      and over
-------------------------------------------------------------------------------------------------------------------------------
                                           2. Then Your  Combined  Income Tax Bracket Is . . .
-------------------------------------------------------------------------------------------------------------------------------
Federal        15.00%        25.00%         34.00%        39.00%        34.00%         35.00%        38.00%         35.00%
Tax Rate
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
State          9.99%          9.99%         9.99%         9.99%          9.99%         9.99%          9.99%          9.99%
Tax Rate
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
Combined       23.49%        32.49%         40.59%        45.09%        40.59%         41.49%        44.19%         41.49%
Marginal
Tax Rate
-------------------------------------------------------------------------------------------------------------------------------

                                       3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
-------------------------------------------------------------------------------------------------------------------------------
Tax Exempt                                             Equivalent Taxable Investment Yield
Yield                                                  Requires to Match Tax Exempt Yield
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  2.00%        2.61%          2.96%         3.37%         3.64%          3.37%         3.42%          3.58%          3.42%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  2.50%        3.27%          3.70%         4.21%         4.55%          4.21%         4.27%          4.48%          4.27%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  3.00%        3.92%          4.44%         5.05%         5.46%          5.05%         5.13%          5.38%          5.13%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  3.50%        4.57%          5.18%         5.89%         6.37%          5.89%         5.98%          6.27%          5.98%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  4.00%        5.23%          5.93%         6.73%         7.29%          6.73%         6.84%          7.17%          6.84%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  4.50%        5.88%          6.67%         7.57%         8.20%          7.57%         7.69%          8.06%          7.69%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  5.00%        6.54%          7.41%         8.42%         9.11%          8.42%         8.55%          8.96%          8.55%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  5.50%        7.19%          8.15%         9.26%         10.02%         9.26%         9.40%          9.86%          9.40%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  6.00%        7.84%          8.89%         10.10%        10.93%        10.10%         10.26%        10.75%         10.26%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  6.50%        8.50%          9.63%         10.94%        11.84%        10.94%         11.11%        11.65%         11.11%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------
  7.00%        9.15%         10.37%         11.78%        12.75%        11.78%         11.96%        12.54%         11.96%
----------- ------------- -------------- ------------- ------------- -------------- ------------- -------------- --------------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                                                PERSONAL TAXABLE EQUIVALENT YIELD TABLE

-------------------------------------------------------------------------------------------------------------------------------

                                                1. If Your Taxable Income Bracket Is . . .
-------------------------------------------------------------------------------------------------------------------------------

Single                    $0-                $25,351--             $61,401-          $128,101-               $278,451
Return                  25,350                61,400               128,100            278,450                 and over

---------------- ---------------------- -------------------- --------------------- ---------------------- ---------------------

Joint                     $0-                $42,350-             $102,301-           $155,951-               $278,051
Return                  42,350                102,300              155,950             278,050                 and over

-------------------------------------------------------------------------------------------------------------------------------
                                          2. Then Your Combined Income Tax Bracket Is . . .
-------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate                15.00%                28.00%                31.00%                36.00%                 39.60%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
State
Tax Rate                2.80%                 2.80%                  2.80%                 2.80%                 2.80%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
Combined
Tax Rate                17.38%                30.02%                32.93%                37.79%                 41.29%
-------------------------------------------------------------------------------------------------------------------------------

                            3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
-------------------------------------------------------------------------------------------------------------------------------
Tax Exempt                  Equivalent Taxable Investment Yield
Yield                       Required to Match Tax Exempt Yield
---------------- --------------------------------------------------------------------------------------------------------------
       2.0%             2.42%                 2.86%                 2.98%                 3.22%                  3.41%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
       2.5%             3.03%                 3.57%                 3.73%                 4.02%                  4.26%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
       3.0%             3.63%                 4.29%                 4.47%                 4.82%                  5.11%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
       3.5%             4.24%                 5.00%                 5.22%                 5.63%                  5.96%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
       4.0%             4.84%                 5.72%                 5.96%                 6.43%                  6.81%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
       4.5%             5.45%                 6.43%                 6.71%                 7.23%                  7.66%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
       5.0%             6.05%                 7.14%                 7.46%                 8.04%                  8.52%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
       5.5%             6.66%                 7.86%                 8.20%                 8.84%                  9.37%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
       6.0%             7.26%                 8.57%                 8.95%                 9.65%                 10.22%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
       6.5%             7.87%                 9.29%                 9.69%                10.45%                 11.07%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------
       7.0%             8.47%                10.00%                10.44%                11.25%                 11.92%
---------------- --------------------- --------------------- --------------------- ---------------------- ---------------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.


--------------------------------------------------------------------------------

PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
INDEPENDENT AUDITOR'S REPORT

================================================================================






The Board of Trustees and Shareholders
Pennsylvania Daily Municipal Income Fund


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Pennsylvania Daily Municipal Income Fund as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from December 16, 1992 (Commencement of Operations) to November 30, 1993. These financial statements and financial
highlights   on  are  the   responsibility   of  the  Fund's   management.   Our
responsibility is to express an opinion on these financial statements and selected financial information based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pennsylvania Daily Municipal Income Fund as of November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.




                                             \s\McGladrey & Pullen, LLP





New York, New York
December 24, 1997





--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1997

===============================================================================

                                                                                                                       Ratings (a)
                                                                                                                    ----------------
      Face                                                                    Maturity                 Value                Standard
     Amount                                                                     Date       Yield      (Note 1)      Moody's & Poor's
     ------                                                                     ----       -----      --------      -------   ------
Other Tax Exempt Investments (13.74%)
------------------------------------------------------------------------------------------------------------------------------------
 $   250,000   Pennsylvania Higher Education Facility Authority RB - Series F
               AMBAC Insured                                                    12/15/97   3.82%     $   250,093     Aaa       AAA
   2,000,000   Philadelphia, PA School District TRAN
               LOC Commerzbank A.G.                                             06/30/98   3.90        2,006,115     MIG-1     SP-1+
   2,000,000   Philadelphia, PA TRAN - Series A
               LOC Union Bank of Switzerland                                    06/30/98   3.95        2,005,557     MIG-1     SP-1+
     680,000   State Public School Building Authority PA School RB - Series 1997D
               AMBAC Insured                                                    06/15/98   3.85          680,000     Aaa       AAA
   1,025,000   University of PA - Series B
               MBIA Insured                                                     06/01/98   3.73        1,028,457     Aaa       AAA
 -----------                                                                                         -----------
   5,955,000   Total Other Tax Exempt Investments                                                      5,970,222
 -----------                                                                                         -----------
Other Variable Rate Demand Instruments (c) (38.48%)
------------------------------------------------------------------------------------------------------------------------------------
 $   700,000   Butler County, PA IDA (Armco Incorporated Project) - Series 1996A (b)
               LOC Chase Manhattan Bank, N.A.                                   06/01/20   4.10%     $   700,000
   3,800,000   Chester County, PA 1997 Archdiocese of Philadelphia
               LOC Corestates Bank, N.A.                                        07/01/27   3.85        3,800,000     VMIG-1
     900,000   City of York General Authority (Adjusted Rate Pooled Financing)
               LOC First Union National Bank                                    09/01/26   3.95          900,000               A1
     370,000   Clinton County, PA Municipal Authority HRB
               (Lock Haven Hospital Project) - Series 1991A
               LOC Mellon Bank, N.A.                                            09/01/07   4.15          370,000               A1
   2,000,000   Delaware County, PA IDA Airport Facility RB
               (United Parcel Service Project) - Series 1985                    12/01/15   3.80        2,000,000     P1        A1+
   2,400,000   Delaware County, PA IDA PCRB (Philadelphia Electric Co.) - Series A
               LOC Toronto-Dominion Bank                                        08/01/16   3.75        2,400,000     P1        A1+
   1,100,000   Delaware County, PA IDA PCRB British Petroleum Exploration & Oil 10/01/19   3.85        1,100,000     P1        A1+
     500,000   Lehigh County, PA IDA - Series 1985A
               LOC Rabobank Nederland                                           12/01/15   4.10          500,000     P1
   1,000,000   Mercersbury Borough, PA General Purpose
               (Mercersbury College Project)
               LOC Mellon Bank, N.A.                                            11/01/27   4.05        1,000,000               A1
   1,000,000   Northeastern Pennsylvania Hospital and Education Auth. RB
               (All Health Pooled Fin. Prog.)
               LOC Chase Manhattan Bank, N.A.                                   07/01/26   3.95        1,000,000     VMIG-1
     100,000   Pennsylvania Higher Education Facility Authority - Series 1995 A
               LOC Morgan Guaranty Trust Company                                11/01/25   3.80          100,000               A1+


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
STATEMENT OF INVESTMENTS (Continued)
NOVEMBER 30, 1997

================================================================================

                                                                                                                       Ratings (a)
                                                                                                                    ----------------
      Face                                                                    Maturity                 Value                Standard
     Amount                                                                     Date       Yield      (Note 1)      Moody's & Poor's
     ------                                                                     ----       -----      --------      -------   ------
Other Variable Rate Demand Instruments (c) (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 $ 1,250,000   York County, PA IDA Limited Obligation RB (b)
               (Metal Exchange Corporation Project)
               LOC Comerica Bank                                                06/01/06   4.05%     $ 1,250,000
   1,600,000   York County, PA IDA PCRB (Philadelphia Electric Company)
               LOC Toronto-Dominion Bank                                        08/01/16   3.75        1,600,000     P1        A1+
 -----------                                                                                         -----------
  16,720,000   Total Other Variable Rate Demand Instruments                                           16,720,000
 -----------                                                                                         -----------
Tax Exempt Commercial Paper (9.66%)
------------------------------------------------------------------------------------------------------------------------------------
 $   900,000   Beaver City, PA IDA
               LOC Union Bank of Switzerland                                    02/19/98   3.75%     $   900,000     VMIG-1    A1+
   1,500,000   Montgomery County, PA IDA
               LOC Deutsche Bank A.G.                                           01/21/98   3.75        1,500,000     P1        A1+
   1,800,000   Venango, PA IDA Resource Recovery RB
               (Scrubgrass Project)
               LOC Natwest Bank                                                 12/17/97   3.85        1,800,000               A1+
 -----------                                                                                         -----------
   4,200,000   Total Tax Exempt Commercial Paper                                                       4,200,000
 -----------                                                                                         -----------
               Total Investments (61.88%) (Cost $26,890,222+)                                         26,890,222
               Cash and Other Assets, Net of Liabilities (38.12%)                                     16,565,635
                                                                                                     -----------
               Net Assets (100.00%)                                                                  $43,455,857
                                                                                                     ===========
               +   Aggregate cost for federal income tax purposes is identical.


FOOTNOTES:

(a) The ratings noted for variable rate demand instruments are those of the bank whose letter of credit secures such instruments or guarantor of the bond. P1 and A1+ are the highest ratings assigned for tax exempt commercial paper.

(b) Securities that are not rated have been determined by the Fund's Board of Trustees to be of comparable quality to the rated securities in which the Fund may invest.

(c) Securities payable on demand at par including accrued interest (usually with seven days notice) and where indicated are unconditionally secured as to principal and interest by a bank letter of credit. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown is the rate in effect at the date of this statement.

KEY:
     HRB       =   Hospital Revenue Bond                         PCRB      =    Pollution Control Revenue Bond
     IDA       =   Industrial Development Authority              RB        =    Revenue Bond
                                                                 TRAN      =    Tax and Revenue Anticipation Note


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997

================================================================================

ASSETS

 Investments in securities at value (Cost $26,890,222) ..........................     $    26,890,222

 Receivables:

     Securities sold.............................................................          16,876,152

     Interest ...................................................................             200,338
                                                                                      ---------------
       Total assets..............................................................          43,966,712
                                                                                      ---------------


LIABILITIES

 Due to custodian................................................................             381,768

 Accrued expenses................................................................              45,690

 Dividends payable...............................................................              83,397
                                                                                      ---------------
       Total liabilities.........................................................             510,855
                                                                                      ---------------
 Net assets......................................................................     $    43,455,857
                                                                                      ===============




Net Asset Value, offering and redemption price per share:

Class A Shares   43,064,785 Shares Outstanding (Note 3)..........................     $          1.00
                                                                                      ===============
Class B Shares      392,014 Shares Outstanding (Note 3)..........................     $          1.00
                                                                                      ===============







--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997
================================================================================



INVESTMENT INCOME

Income:

    Interest.....................................................................     $    1,580,366
                                                                                      --------------
Expenses: (Note 2)

    Investment management fee....................................................            170,844

    Administration fee...........................................................             89,693

    Distribution fee.............................................................            106,492

    Custodian fee................................................................              4,978

    Shareholder servicing and related shareholder expenses.......................             46,670

    Legal, compliance and filing fees............................................              9,913

    Audit and accounting.........................................................             61,151

    Trustees' fees...............................................................              6,159

    Amortization of organization expenses........................................              9,632

    Other........................................................................              2,977
                                                                                      --------------
      Total expenses.............................................................            508,509

      Less: Fees waived (Note 2).................................................     (      209,818)
                                                                                      --------------
      Net expenses...............................................................            298,691
                                                                                      --------------
Net investment income............................................................          1,281,675



REALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments..........................................              -0-
                                                                                      --------------
Increase in net assets from operations...........................................     $    1,281,675
                                                                                      ==============





--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED NOVEMBER 30, 1997 AND 1996

================================================================================

                                                                           1997                    1996
                                                                     ---------------         ---------------

INCREASE (DECREASE) IN NET ASSETS

 Operations:
    Net investment income.........................................   $     1,281,675         $     1,189,585
    Net realized gain (loss) on investments.......................         -0-                         -0-
                                                                     ---------------         ---------------
 Increase in net assets from operations...........................         1,281,675               1,189,585

 Dividends to shareholders from net investment income:
    Class A.......................................................   (     1,277,930)*       (     1,189,561)*
    Class B.......................................................   (         3,745)*       (            24)*

 Capital share transactions (Note 3)
     Class A......................................................         6,728,888         (     4,645,246)
     Class B......................................................           386,997                   5,017
                                                                     ---------------         ---------------
        Total increase (decrease).................................         7,115,885         (     4,640,229)
 Net assets:
    Beginning of year.............................................        36,339,972              40,980,201
                                                                     ---------------         ---------------
    End of year...................................................   $    43,455,857         $    36,339,972
                                                                     ===============         ===============


 * Designated as exempt-interest dividends for federal income tax purposes.





--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

================================================================================


1. Summary of Accounting Policies.

Pennsylvania Daily Municipal Income Fund, a Massachusetts business trust, is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940. This Fund is a short term, tax exempt money market fund. The Fund has two classes of stock authorized, Class A and Class B. The Class A shares are subject to a service fee pursuant to the Distribution and Service Plan. The Class B shares are not subject to a service fee. Additionally, the Fund may allocate among its classes certain expenses to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Class specific expenses of the Fund were limited to distribution fees and wtransfer agent expenses. In all other respects the Class A and Class B shares represent the same interest in the income and assets of the Fund. Distribution for Class B shares commenced on October 10, 1996 and all Fund shares outstanding before October 10, 1996 were designated as Class A shares. The Fund's financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -

     Investments are valued at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. The maturity of variable rate demand instruments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest rate adjustment.

     b) Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax exempt and taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Dividends and Distributions -

     Dividends from investment income (excluding capital gains and losses, if any, and amortization of market discount) are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Trustees.

     d) Use of Estimates -

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     e) General -

     Securities transactions are recorded on a trade date basis. Interest income
     is  accrued  as  earned.   Realized   gains  and  losses  from   securities
     transactions are recorded on the identified cost basis.

2. Investment Management Fees and Other Transactions with Affiliates.

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management L.P. (Manager), equal to .40% of the Fund's average daily net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================


2.   Investment   Management  Fees  and  Other   Transactions   with  Affiliates
(Continued).

Pursuant to an Administrative Services Contract the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets not in excess of $1.25 billion, plus .20% of such assets in excess of $1.25 billion but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion.

Pursuant to a distribution and service plan adopted under Securities and Exchange Commission Rule 12b-1, the Fund and Reich & Tang Distributors L.P., (the Distributor), an affiliate of the Manager, have entered into a Distribution Agreement and a Shareholder Servicing Agreement. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund a fee equal to .25% of the Fund's average daily net assets. There were no additional expenses borne by the Fund pursuant to the Distribution Plan.

For the year ended November 30, 1997 the Manager voluntarily waived investment management fees and administration fees of $124,396 and $85,422, respectively.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $24,752 paid to Reich & Tang Services L.P., an affiliate of the Manager, as servicing agent for the Fund.

Fees are paid to Trustees who are unaffiliated with the Manager on the basis of $1,000 per annum plus $250 per meeting attended.

3. Capital Stock.


At November 30, 1997, an unlimited number of shares of beneficial interest ($.01 par value) were authorized and capital paid in amounted to $43,456,799. Transactions in capital stock, all at $1.00 per share, were as follows:

                                                      Year                                 Year
                                                      Ended                                Ended
                                                November 30, 1997                    November 30, 1996
                                                -----------------                    -----------------
Class A

Sold......................................          122,761,722                         150,377,896
Issued on reinvestment of dividends.......            1,120,365                             932,450
Redeemed..................................       (  117,153,199)                     (  155,955,592)
                                                 --------------                      --------------
Net increase (decrease)...................            6,728,888                      (    4,645,246)
                                                 ==============                      ==============

                                                      Year                           October 10, 1996
                                                      Ended                     (Commencement of Sales) to
                                                November 30, 1997                    November 30, 1996
                                                -----------------                    -----------------
Class B

Sold......................................              388,922                               5,100
Issued on reinvestment of dividends.......                3,228                                  17
Redeemed..................................       (        5,153)                     (          100)
                                                 --------------                      --------------
Net increase (decrease)...................              386,997                               5,017
                                                 ==============                      ==============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PENNSYLVANIA DAILY MUNICIPAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================

4. Sales of Securities.

Accumulated undistributed realized losses at November 30, 1997 amounted to $942. This amount represents tax basis capital losses which may be carried forward to offset future gains. Such losses expire on November 30, 2001.

5. Concentration of Credit Risk.

The Fund invests primarily in obligations of political subdivisions of the State of Pennsylvania and, accordingly, is subject to the credit risk associated with the non-performance of such issuers. Approximately 81% of these investments are further secured, as to principal and interest, by letters of credit issued by financial institutions. The Fund maintains a policy of monitoring its exposure by reviewing the credit worthiness of the issuers, as well as that of the financial institutions issuing the letters of credit, and by limiting the amount of holdings with letters of credit from one financial institution.

6. Financial Highlights.
Reference is made to page 2 of the Prospectus for the Financial Highlights.

                                     PART C

                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits.


(a)       Financial Statements.

                 Included in Prospectus (Part A):

                 (1)  Financial Highlights

                 (2)  Table of Fees and Expenses


                 Included in Statement of Additional Information (Part B):


                 (1)  Independent Auditor's Report dated December 24, 1997.

                 (2)  Statement of Net Assets (audited), dated November 30,1997.

                 (3)  Statement of Operations (audited), dated November 30,1997.

                 (4) Statement of Changes in Net Assets (audited) as of November 30, 1997.

                 (5)  Notes to Financial Statements.

(b)      Exhibits.

        *        (1)  Declaration of Trust of the Registrant.

        *        (2)  By-laws of the Registrant.

                 (3)  Not applicable.

                 (4)  Not applicable.

                 (5) Form of Investment Management Contract between the Registrant and Reich & Tang Asset Management L.P.

                 (6) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc.

                 (7)  Not applicable.

            **   (8)  Custody Agreement between the Registrant and Investors
                      Fiduciary Trust Company.

                 (9)  Not applicable.

            * (10.1) Consent of Battle Fowler LLP to the use of their name under the heading "Federal Income Taxes" and "Investment Objectives, Policies and Risks" in the Prospectus.

--------------------
* Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 33-48014 on November 13, 1992, and is incorporated herein by reference.

** Filed with Post-Effective Amendment No. 5 to Registration Statement No. 33-48014 on March 29, 1996, and is incorporated herein by reference.

          * (10.2) Opinion of Dechert, Price & Rhoads as to the legality of the securities being registered, and as to Pennsylvania Law, including their consent to the filing thereof and to the use of their name under the heading "Pennsylvania Income Taxes" in the Prospectus.


              (11)  Consent of Independent Auditors.


              (12)  Not applicable.


           * (13) Written assurance of Reich & Tang L.P. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.

              (14)  Not applicable.

            (15.1) Form of Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940.

            (15.2) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit 6.

            (15.3) Form of Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc.

        **  (15.4)  Administrative Services Agreement between the Registrant and Reich & Tang Asset Management L.P.

        *** (16.1)  Powers of Attorney Messrs. of Straniere, Wong, and Mellon.

       **** (16.2)  Power of Attorney of Mr. Steven W. Duff.

              (17)  Financial Data Schedule (for EDGAR filing only).


ITEM 25.       Persons Controlled by or Under Common Control with Registrant.

               None.

ITEM 26.       Number of Holders of Securities.


                                                     Number of Record Holders
               Title of Class                        as of February 28, 1998
               --------------                        -----------------------

               Common Stock

               (par value $.001)                       Class A - 290
                                                       Class B - 1


ITEM 27.       Indemnification.

        Registrant   incorporates   herein  by  reference  to  Item  27  of  the
Registration Statement filed with the Commission on December 18, 1990.

--------------------
* Filed with Pre-Effective Amendment No. 1 to said Registration Statement No. 33-48014 on November 13, 1992, and is incorporated herein by reference.

** Filed with Post-Effective Amendment No. 2 to Registration Statement No. 33-48014 on Janaury 21, 1994, and is incorporated herein by reference.

*** Filed with Post-Effective Amendment No. 1 to Registration Statement on Form N-1A (File Nos. 33-48014 and 811-6681) filed on November 13, 1992 and incorporated herein by reference).

**** Filed with  Post-Effective  Amendement No. 3 to  Registration  Statement on
     Form N-1A (File Nos. 33-48014 and 811-6681) filed on March 29, 1995 and incorporated herein by reference).

ITEM 28. Business and Other Connections of Investment Adviser.

        The description of Reich & Tang Asset Management L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional
Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.


Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") is the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICOP) is the sole general partner and owner of the remaining .5% interest of the Manager. NEIC, a Massachusetts corporation, serves as the managing general partner of NEICOP.

The Manager is a wholly-owned subsidiary of NEICOP, but Reich & Tang Asset Management, Inc., its sole general partner, is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of NEICOP, and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13.7% of the outstanding partnership interests of NEICOP.

MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. On August 30, 1996, The New England Mutual Life Insurance Company ("The New England") and MetLife merged, with MetLife being the continuing company. MetLife provides a wide range of insurance and investment products and services to individuals and groups and its the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.

NEICOP is a holding company offering a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, Limited Partnership, Greystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Company, L.P., New England Funds, L.P., New England Investment Associates, Inc., Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers to 80 other registered investment companies.

The Registrant's investment advisor, Reich & Tang Asset Management L.P., is a registered investment advisor. Reich & Tang Asset Management L.P.'s investment advisory clients include Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, North Carolina Daily Municipal Income Fund, Inc., Short Term Income Fund, Inc. Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., registered investment companies whose addresses are 600 Fifth Avenue, New York, New York 10020, which invest principally in money market instruments; Delafield Fund, Inc. and Reich & Tang Equity Fund, Inc., registered investment companies whose addresses are 600 Fifth Avenue, New York, New York 10020, which invest principally in equity securities. In addition, Reich & Tang Asset

Management L.P. is the sole general partner of Alpha Associates L.P., August Associates, Reich & Tang Minutus L.P., Reich & Tang Minutus II L.P. Reich and Tang Equity Partnerships L.P., and Tucek Partners L.P., private investment partnerships organized as limited partnerships.



Peter S. Voss, President, Chief Executive Officer and a Director of NEIC since October 1992, Chairman of the Board of NEIC since December 1992, Group Executive Vice President, Bank of America, responsible for the global asset management private banking businesses, from April 1992 to October 1992, Executive Vice President of Security Pacific Bank, and Chief Executive Officer of Security Pacific Hoare Govett Companies a wholly-owned subsidiary of Security Pacific Corporation, from April 1988 to April 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. G. Neil Ryland, Executive Vice President, Treasurer and Chief Financial Officer NEIC since July 1993, Executive Vice President and Chief Financial Officer of The Boston Company, a diversified financial services company, from March 1989 until July 1993, from September 1985 to December 1988, Mr. Ryland was employed by Kenner Parker Toys, Inc. as Senior Vice President and Chief Financial Officer. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of NEIC since December 1989, Senior Vice President and Associate General Counsel of The New England from 1984 until December 1992, and Secretary of Westpeak and Draycott and the Treasurer of NEIC. Lorraine C. Hysler has been Secretary of Reich & Tang Asset Management Inc. since July 1994, Assistant Secretary of NEIC since September 1993, Vice President of the Mutual Funds Group of New England Investment Companies, L.P. from September 1993 until July 1994, and Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Hysler joined Reich & Tang, Inc. in May 1977 and served as Secretary from April 1987 until September 1993. Richard E. Smith, III has been a Director of Reich & Tang Asset Management Inc. since July 1994, President and Chief Operating Officer of the Capital Management Group of New England Investment Companies, L.P. from May 1994 until July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994, Executive Vice President and Director of Rhode Island Hospital Trust from March 1993 to May 1994, President, Chief Executive Officer and Director of USF&G Review Management Corp. from January 1988 until September 1992. Steven W. Duff has been a Director of Reich & Tang Asset Management Inc. since October 1994, President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994, Senior Vice President of NationsBank from June 1981 until August 1994, Mr. Duff is President and a Director of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc.,Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., President and Trustee of Florida Daily Municipal Income Fund, Pennsylvania Daily Municipal Income Fund, President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc. and Delafield Fund, Inc. Bernadette
N. Finn has been Vice President - Compliance of Reich & Tang Asset Management Inc. since July 1994, Vice President of Mutual Funds division of Reich & Tang Asset Management Inc. from September 1993 until July 1994, Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Finn joined Reich & Tang, Inc. in September 1970 and served as Vice President from September 1982 until May 1987 and as Vice President and Assistant Secretary from May 1987 until September 1993. Ms. Finn is also Secretary of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., a Vice President and Secretary of Delafield Fund, Inc., Reich & Tang Equity Fund, Inc. and Short Term Income Fund, Inc. Richard De Sanctis has been Vice

President and Treasurer of Reich & Tang Asset Management Inc. since July 1994, Assistant Treasurer of NEIC since September 1993 and Treasurer of the Mutual Funds Group of New England Investment Companies, L.P. from September 1993 until July 1994. Mr De Sanctis joined Reich & Tang, Inc. in December 1990 and served as Controller of Reich & Tang, Inc., from January 1991 to September 1993. Mr De Sanctis was Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Tax Exempt Proceeds Fund, Inc., Short Term Income Fund, Inc. and Virginia Daily Municipal Income Fund, Inc., and is Vice President and Treasurer of Cortland Trust, Inc.


ITEM 29. Principal Underwriters.


         (a) Reich & Tang Distributors, Inc. is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Virginia Daily Municipal Income Fund, Inc.

     (b)  The  following  are  the  directors  and  officers  of  Reich  &  Tang
Distributors, Inc.. The principal business address of Messrs Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal businesss address is 600 Fifth Avenue, New York, New York 10020.


                           Positions and Offices
                            With General Partner           Positions and Offices
Name                         Of the Distributor              With Registrant


Peter S. Voss                President and Director       None
G. Neal Ryland               Director                     None
Edward N. Wadsworth          Executive Officer            None
Richard E. Smith III         President                    None
Peter DeMarco                Executive Vice President     None
Steven W. Duff               Director                     President and Director
Bernadette N. Finn           Vice President               Secretary
Robert F. Hoerle             Managing Director            None
Lorraine C. Hysler           Secretary                    None
Richard De Sanctis           Treasurer                    Treasurer
Richard I. Weiner            Vice President               None


         (c)      Not applicable.

Item 30. Location of Accounts and Records.


         Accounts,  books and  other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at 600 Fifth Avenue, New York, New York 10020, the Registrant's Manager; and at Investors Fiduciary Trust Company, 801 Pennsylvania Street, Kansas City, Missouri, 64105, the Registrant's custodian; and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020, the Registrant's Transfer Agent and Dividend Disbursing Agent.


Item 31. Management Services.

         No such management-related service contracts.

Item 32. Undertakings.

         (a)      Not applicable.

         (b)      Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of March, 1998.



                                        PENNSYLVANIA DAILY MUNICIPAL INCOME FUND



                                                 By:      /s/ Bernadette N. Finn
                                                              Bernadette N. Finn
                                                                       Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signature                           Capacity                  Date


(1)    Principal Executive Officer



By:     /s/ Steven W. Duff                 President and              3/27/98
        Steven W. Duff                     Trustee


(2)     Principal Financial and
        Accounting Officer


By:     /s/ Richard De Sanctis              Treasurer                  3/27/98
        Richard De Sanctis


(3)     Majority of Trustees

        Yung Wong                            Trustee
        W. Giles Mellon                      Trustee
        Robert Straniere                     Trustee



By:     /s/ Bernadette N. Finn                                         3/27/98
        Bernadette N. Finn
        Attorney-in-Fact *

* Powers of Attorney filed as Exhibit 16 with Post-Effective Amendment No. 1 to said Registration Statement on November 13, 1992 and with Post-Effective Amendment No. 3 to said Registration Statement on March 29, 1995 and are incorporated herein by reference.